PHOENIX RESOURCES TECHNOLOGIES INC

                            Filing Type:  8-K
                            Description:  Current Report
                            Filing Date:  February 26, 2001
                             Period End:  February 22, 2001

                       Primary Exchange:  Over the Counter Bulletin Board
                                 Ticker:  PRTIE


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                                Table of Contents


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                                       8K

ITEM 5                                                                         1

ITEM 7                                                                         2

                                     EX 10.1

EXHIBIT 10.1                                                                   3







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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report  (Date of earliest event reported): February 22, 2001



                     PHOENIX RESOURCES TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


           Nevada                       000-19708                84-1034982
----------------------------          -----------                ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


               2 Penn Plaza, Suite 1500, New York City, NY 10121
               -------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (604) 646-5546


                                Not applicable
                                --------------
        (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On February 22, 2001, believing it to be in the best interests of Phoenix Resources Technologies, Inc. (the "Company"), certain stockholders of the Company holding a majority of voting power took action by written consent without meeting, appointing Benjamin Traub, Ellen Luthy and Warren Gacsi to the Board of Directors, and removing from office the entire previous Board of Directors including Tom Thomas and Bobby Rekhi, and as applicable, any one or more of, Ronald Wilkins, Michael Lamb, Michael Bahlo, and any other Director(s), including any individual(s) not theretofore publicly disclosed as Director(s). This action was taken pursuant to Article II Section 11 and Article III Section 14 of the Bylaws of the Company and to the State of Nevada Revised Statutes Chapter 78 - Private Corporations, Section 78.320.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

     Exhibit No.                        Exhibit Description
     -----------                        -------------------

         10.1 Certificate of Consent to Action Without Meeting of the Stockholders of Phoenix Resources Technologies, Inc. Holding a Majority of Voting Power, dated February 22, 2001.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHOENIX RESOURCES TECHNOLOGIES, INC.


                                    By:  /s/ Benjamin Traub
                                       -----------------------------------
                                   Its: Chairman of the Board of Directors
Date: February 26, 2001


                                 EXHIBIT INDEX


Exhibit No.              Exhibit Description
-----------              -------------------

10.1 Certificate of Consent to Action Without Meeting of the Stockholders of Phoenix Resources Technologies, Inc. Holding a Majority of Voting Power, dated February 22, 2001.




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